EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS
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We hereby consent to the use in this Registration Statement on Form 10-SB, including any amendments thereto, of and our reports relating the financial statements of IAMG Holdings, Inc., appearing in such registration statement.

                                                /s/ CLANCY AND CO.
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                                                CLANCY AND CO., P.L.L.C.
                                                Phoenix, Arizona
                                                August 10, 2000